Voya Retirement Insurance and Annuity Company

and its

Variable Annuity Account C

VOYA FLEXIBLE INCOME ANNUITY

Supplement Dated July 25, 2025 to the Contract Prospectus,
Initial Summary Prospectus, and Updating Summary Prospectus,
each dated May 1, 2025, as amended

This supplement to the variable annuity account contract prospectus (“contract prospectus”), initial summary prospectus, and updating summary prospectus, updates and amends certain information contained in them. Please read this supplement carefully and keep it with the contract prospectus, initial summary prospectus, and updating summary prospectus that you may have received, for future reference. Capitalized terms not defined in this supplement shall have the meaning given to them in the contract prospectus, initial summary prospectus, and updating summary prospectus.

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NOTICE OF IMPORTANT INFORMATION

ABOUT PROPOSED FUND REORGANIZATIONS

On May 15, 2025, the Board of Directors of Voya Partners, Inc. (the “Board”) approved a proposal to reorganize the Disappearing Portfolio with and into the following “Surviving Portfolio” (the “Reorganization”):

Disappearing Portfolio	Surviving Portfolio
VY® T. Rowe Price Growth Equity Portfolio	Voya Large Cap Growth Portfolio (a series of Voya Investors Trust)

The proposed Reorganization is subject to approval by the shareholders of the Disappearing Portfolio. A proxy statement/prospectus detailing the proposed Reorganization is expected to be mailed to the Disappearing Portfolio’s shareholders on or about August 29, 2025, and a shareholder meeting is scheduled to be held on or about October 14, 2025. The Disappearing Portfolio will notify its shareholders if shareholder approval of the proposed Reorganization is not obtained. If shareholder approval of the proposed Reorganization is obtained, it is expected that the proposed Reorganization will take place at the close of business on or about November 21, 2025 (the “Closing Date”).

If shareholders of the Disappearing Portfolio approve the proposed Reorganization, from the open of business on October 15, 2025 through the close of business on November 21, 2025, the Disappearing Portfolio will be in a “transition period” during which time the Disappearing Portfolio’s holdings will be aligned with those of the Surviving Portfolio. During this time, the Disappearing Portfolio may not be pursuing its investment objective and strategies, and limitations on permissible investments and investment restrictions will not apply. The sales and purchases of securities during the transition period are expected to result in buy and sell transactions and such transactions may be made at a disadvantageous time.

Following the Reorganization, the Disappearing Portfolio’s shareholders will hold corresponding shares of the Surviving Portfolio.

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X.109622-25	July 2025

On May 15, 2025, the Board of Directors of Voya Investors Trust (the “Board”) approved proposals to reorganize each Disappearing Portfolio with and into the following “Surviving Fund” (each, a “Reorganization” and together, the “Reorganizations”):

Disappearing Portfolios	Surviving Fund
Voya Large Cap Value Portfolio VY® T. Rowe Price Equity Income Portfolio	Voya Large Cap Value Fund (a series of Voya Equity Trust)

Each proposed Reorganization is subject to approval by the shareholders of the relevant Disappearing Portfolio. A proxy statement/prospectus detailing the proposed Reorganizations is expected to be mailed to the Disappearing Portfolios’ shareholders on or about October 1, 2025, and shareholder meetings are scheduled to be held on or about November 20, 2025. The Disappearing Portfolios will notify their shareholders if shareholder approval of a proposed Reorganization is not obtained. If shareholder approval of the proposed Reorganizations is obtained, it is expected that the proposed Reorganizations will take place on or about December 5, 2025 (the “Closing Date”).

If shareholders of each Disappearing Portfolios approve the proposed Reorganizations, from the open of business on November 21, 2025 through the close of business on December 5, 2025, the Disappearing Portfolios will be in a “transition period” during which time a transition manager will, to the extent necessary, align the Disappearing Portfolio’s holdings with those of the Surviving Fund. During this time, the Disappearing Portfolios may not be pursuing their investment objective and strategies, and limitations on permissible investments and investment restrictions will not apply. The sales and purchases of securities during the transition period are expected to result in buy and sell transactions and such transactions may be made at a disadvantageous time.

Please note that the Disappearing Portfolios are not offered directly to the public. Purchase and sale of shares of the Disappearing Portfolios may be made only by separate accounts of insurance companies serving as investment options under Variable Contracts or by Qualified Plans, custodian accounts, and certain investment advisers and their affiliates, other investment companies, or permitted investors. The Surviving Fund is offered directly to the public and eligibility to invest in the Surviving Fund is not restricted in the same manner as the Disappearing Portfolios. As a result, the Surviving Fund may not be appropriate for certain shareholders investing under Variable Contracts. Additional information will be provided in the forthcoming proxy statement/prospectus.

Following the Reorganization, the Disappearing Portfolios’ shareholders will hold shares of the Surviving Fund.

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MORE INFORMATION IS AVAILABLE

More information about the funds available through your contract, including information about the risks associated with investing in them can be found in the contract prospectus, summary prospectus, and Statement of Additional Information for each fund. You may obtain these documents by contacting us at:

Customer Service

P.O. Box 990063

Hartford, CT 06199-0063

1-800-584-6001

If you received a summary prospectus for any of the funds available through your contract, you may obtain a full contract prospectus and other fund information free of charge by either accessing the internet address, calling the telephone number, or sending an email request to the email address shown on the front of the fund’s summary prospectus.

Insurance products, annuities and retirement plan funding issued by (third party administrative services may also be provided by) Voya Retirement Insurance and Annuity Company, One Orange Way, Windsor, CT 06095. Securities are distributed by Voya Financial Partners, LLC (member SIPC). Securities may also be distributed through other broker-dealers with which Voya Financial Partners, LLC has selling agreements.

X.109622-25	July 2025